Kensington Dynamic Allocation Fund
Schedule of Investments
March 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 75.9%	Shares	Value
AB Ultra Short Income ETF (a)	719,794	$36,331,602
BNY Mellon Ultra Short Income ETF	138,713	6,905,827
Capital Group Ultra Short Income ETF	184,915	4,674,651
Goldman Sachs Ultra Short Bond ETF (a)	819,238	41,412,481
Invesco QQQ Trust Series 1 (a)	347,330	200,471,929
iShares Floating Rate Bond ETF (a)	1,524,738	77,685,401
Janus Henderson Short Duration Income ETF (a)	1,891,497	92,418,543
JPMorgan Ultra-Short Income ETF	1,994,639	100,948,680
Nuveen Ultra Short Income ETF	100,700	2,545,192
PGIM Ultra Short Bond ETF	3,079,735	152,446,882
VanEck IG Floating Rate ETF (a)	2,989,379	76,169,377
Vanguard S&P 500 ETF	242,610	144,971,606
Vanguard Ultra Short Bond ETF	2,853,597	142,066,327
TOTAL EXCHANGE TRADED FUNDS (Cost $1,021,831,535)		1,079,048,498

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 16.1%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (b)	229,733,934	229,733,934
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $229,733,934)		229,733,934

TOTAL INVESTMENTS - 92.0% (Cost $1,251,565,469)		1,308,782,432
Money Market Deposit Account - 19.1% (c)		271,216,058
Liabilities in Excess of Other Assets - (11.1)%		(157,041,429)
TOTAL NET ASSETS - 100.0%		$1,422,957,061

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $230,899,395.
(b)	The rate shown represents the 7-day annualized yield as of March 31, 2026.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 3.45%.

Kensington Dynamic Allocation Fund
Schedule of Futures Contracts
March 31, 2026 (Unaudited)

Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Nasdaq 100 Index	(420)	06/18/2026	$200,886,000	$9,225,710
S&P 500 Index	(443)	06/18/2026	145,542,113	4,474,921
Net Unrealized Appreciation (Depreciation)		$ –	$–	$13,700,631

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Kensington Dynamic Allocation Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$1,079,048,498	$–	$–	$1,079,048,498
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	229,733,934
Total Investments	$1,079,048,498	$–	$–	$1,308,782,432

Other Financial Instruments:
Futures Contracts *	$13,700,631	$–	$–	$13,700,631
Total Other Financial Instruments	$13,700,631	$–	$–	$13,700,631

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of March 31, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $229,733,934 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.